Exhibit 10.20

CONSENT AND WAIVER

This Consent and Waiver is given by Small Island Investments Limited, a Bermuda corporation (“SII”), to Good Times Restaurants Inc., a Nevada corporation (“Good Times”), in connection with the proposed public offering (the “Offering”) of shares (“Shares”) of the Company’s common stock, par value $0.001 per share (“Common Stock”), together with redeemable Common Stock purchase warrants (“Warrants”), including Shares and Warrants subject to the underwriters’ over-allotment option, as described in the Registration Statement on Form S-1 (File No. 333-188183) (the “Registration Statement”) filed by Good Times with the Securities and Exchange Commission (the “Commission”) under the Securities Act of 1933, as amended (the “Securities Act”).

1.         Consent to Issuance of Shares, Warrants and Warrant Shares; Waiver of Preemptive Rights.  SII hereby consents to (i) the offering, sale and issuance of the Shares and Warrants in the Offering, and (ii) the issuance of additional shares of Common Stock upon exercise of the Warrants (the “Warrant Shares” and, collectively with the Shares and the Warrants, the “Securities”), and SII hereby waives its preemptive rights under the Securities Purchase Agreement dated October 29, 2010 and the Securities Purchase Agreement dated June 13, 2012, each as amended, between Good Times and SII (collectively, the “SII Purchase Agreements”).  The foregoing waiver of preemptive rights includes, without limitation, the waiver of any right to receive notice of issuance of the Securities, the right to participate in the sale and purchase of the Securities, and any other rights under the relevant provisions of the SII Purchase Agreements with respect to the sale and issuance of the Securities.

2.         Waiver of Registration Rights.  SII hereby waives its registration rights under the Registration Rights Agreement dated December 13, 2010 between Good Times and SII (the “Registration Rights Agreement”) in connection with the Offering.  The foregoing waiver of registration rights includes, without limitation, the waiver of any right to receive notice of the filing of the Registration Statement or any subsequent amendment or supplement thereto, the right to have any of its shares of Common Stock included in the Registration Statement, and any other rights under the relevant provisions of the Registration Rights Agreement with respect to the Offering.

3.         Facsimile or Electronic Signature.  This Waiver and Consent may executed and delivered via facsimile or electronic signature, which shall be deemed an original.

SMALL ISLAND INVESTMENTS LIMITED

By:	/s/ David L. Dobbin

Name:	David L. Dobbin

Title:	Chairman

Date:	June 3, 2013